UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2004

                               LeCROY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-26634                 13-2507777
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

        700 Chestnut Ridge Road
        Chestnut Ridge, New York                                   10977
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(Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code
                                  845-425-2000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2004, LeCroy Corporation ("LeCroy" or the "Company") entered into an agreement to acquire 100% of the outstanding common stock of Computer Access Technology Corporation ("CATC") for $6.00 per share.

Under the terms of the agreement, LeCroy also will pay additional cash to the holders of CATC's outstanding, vested in-the-money stock options. In addition, LeCroy will issue stock options to assume CATC's outstanding unvested stock options. As a result, LeCroy expects the total purchase price of the transaction to be approximately $85 million, excluding CATC's $45 million of cash and investments.

LeCroy intends to fund the cash requirement of approximately $81 million, through a combination of its existing cash and $50 million of term debt, which is part of a $75 million credit facility to be underwritten by the Bank of New York. The transaction is subject to approval by the stockholders of CATC, as well as regulatory approvals and the satisfaction of other customary closing conditions. Subject to these conditions, the transaction is expected to close in LeCroy's second fiscal quarter ending December 31, 2004.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description
-----------     -----------

2.1 Agreement And Plan Of Merger Among LeCroy Corporation, Cobalt Acquisition Corporation and Computer Access Technology Corporation

99.1            Press Release issued September 2, 2004

SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, each
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    LECROY CORPORATION

Dated: September 2, 2004                            By:  /s/ Scott D. Kantor
                                                        ------------------------
                                                        Scott D. Kantor
                                                        Vice President and
                                                        Chief Financial Officer,
                                                        Secretary and Treasurer

                                  EXHIBIT INDEX

    Exhibit No.                           Description
    -----------       ------------------------------------------------------

        2.1 Agreement And Plan Of Merger Among LeCroy Corporation, Cobalt Acquisition Corporation and Computer Access Technology Corporation

       99.1           Press Release issued September 2, 2004